EXHIBIT 10.2

EXECUTION COPY

AMENDMENT NO. 1 TO INVESTOR RIGHTS AGREEMENT

This Amendment No. 1 to Investor Rights Agreement (“Amendment”), is entered into as of October 17, 2011, by and among HealthWarehouse.Com, Inc., a Delaware corporation (the “Company”) and each of the persons and entities listed on Exhibit A hereto (referred to as the “Investors” and each individually as an “Investor”).

WHEREAS, Company and Investors entered into that certain Investor Rights Agreement, dated as of August 3, 2011 (“Agreement”).

WHEREAS, Company and Investors are entering into that certain Securities Purchase Agreement (the “Securities Purchase Agreement”), dated as of the date hereof, pursuant to which Investors are making an additional investment in the Company;

WHEREAS, in connection with an additional investment Investors are making in Company, the parties hereto desire to amend the Agreement;

Capitalized terms not otherwise defined herein shall have the meanings set forth in the Securities Purchase Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, he parties hereby agree as follows:

1.           Definition of “Registrable Securities”.

(a)  Effective upon the execution of this Amendment, the first sentence of the definition of “Registrable Securities” set forth in the Agreement shall be as follows:

“Registrable Securities” means (i) Common Stock of the Company issued pursuant to the Purchase Agreement or otherwise held by the Investors (and whether now owned or hereafter acquired); (ii) the Conversion Shares and (iii) any Common Stock otherwise issued or issuable pursuant to conversion or upon the exercise of any convertible securities.

2.           Miscellaneous.

(a)           Except as expressly amended hereby, all of the terms and conditions of the Agreement shall continue in full force and effect.

(b)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any part under the Agreement or any provision thereof, and each party expressly reserves all such rights, power and remedies.

(c)           The section headings contained in this Amendment are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Amendment.  Capitalized terms not defined in this Amendment shall have the meanings ascribed to them in the Agreement.

(e)           This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

“COMPANY”

HealthWarehouse.com, Inc.

/s/ Lalit Dhadphale
Name: Lalit Dhadphale
Title: President and Chief Executive Officer

[remainder of page intentionally left blank; signature pages for Investors follow]

COMPANY SIGNATURE PAGE TO AMENDMENT

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

“INVESTOR”:

NEW ATLANTIC VENTURE FUND III, L.P.
By New Atlantic Fund III, LLC, its general partner

/s/ John Backus
By:	John Backus
Managing Member

INVESTOR SIGNATURE PAGE TO AMENDMENT

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

“INVESTOR”:

NEW ATLANTIC ENTREPRENEUR FUND III, L.P.
by New Atlantic Fund III, LLC, its general partner

/s/ John Backus
By:	John Backus
Managing Member

INVESTOR SIGNATURE PAGE TO AMENDMENT

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

“INVESTOR”:

NAV MANAGERS FUND,LLC

/s/ Todd Hixon
By:	Todd Hixon
Member

INVESTOR SIGNATURE PAGE TO AMENDMENT